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                                                                   EXHIBIT 10.10

June 24, 1996

Board of Directors
Midrange Information Systems, Inc.
2600 Michelson Avenue - Suite 1100
Irvine, CA 92715

     Re: Subscription to Purchase 188 Shares of the Common Stock, no par value per share, of Midrange Information Systems, Inc. (the "Company").

Gentlemen:

     (1) Subscription:

     The undersigned hereby subscribes to purchase 188 shares (the "Shares") of the common stock, no par value, of the Company (the "Common Stock") at $2,130.08 per Share (the "Purchase Price") and hereby tenders payment for the subscribed for number of Shares by check or bank draft made payable to The "TimeCapital Securities Corporation, Special Customer Account", in the amount of $400,455.04. Upon receipt by TimeCapital Securities Corporation ("TimeCapital") of subscription funds totaling in the aggregate two million five hundred thousand seven hundred thirteen dollars and ninety two cents ($2,500,713.92), or such lesser amount as mutually determined by the Company and TimeCapital in their discretion (the "Offering Amount"), and the acceptance by the Company of Subscriptions representing the Offering Amount, a closing of this offering (the "Offering") shall be held at the offices of the Company or such other place as the Company and TimeCapital shall mutually agree (the "Closing"). At the Closing, TimeCapital shall deliver to the Company by certified check or wire transfer the entire Offering Amount, without reduction for escrow fees, commissions, costs or expenses of any nature. Upon receipt of the Purchase Price for the Shares subscribed for herein, the Company shall deliver to the undersigned subscriber a certificate representing the number of Shares purchased pursuant to the terms of this Subscription Agreement. In connection with this subscription, the undersigned hereby executes this Subscription Agreement and hereby acknowledges that the undersigned has received, read, understands and is familiar with:

          (i) the Company's Business Plan prepared February 14, 1996 as revised March 13, 1996 (the "Business Plan");

          (ii) the Company's Product Plan prepared February 19, 1996 (the "Product Plan");

          (iii) Financial Statements (unaudited) for the year ended December 31, 1995 consisting of balance sheet, statement of cash flows and statement of operating results (the "Annual Report");

          (iv) the Company's 1st Quarter 1996 Financial Results, Four Year Financial Projections and Company Valuation prepared April 30, 1996 (the "Quarterly Report"); and

          (v) the Company's 1996 Marketing Plan dated January, 1996 (the "Marketing Plan"). The Product Plan and the Marketing Plan are hereinafter referred to collectively as the "Plans".





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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 2

     The undersigned further acknowledges that, except as set forth in such Business Plan, Annual Report, Quarterly Report and Plans (together, the "Company Materials") made available to the undersigned by the Company, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of the Company, with respect to the offer or sale of the Shares and/or the economic, tax, or any other aspects or consequences of a purchase of the Shares and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that contained in the aforementioned Company Materials.

     The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such Company Materials prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information made available.

     (2)  Subscriber's Representations and Warranties.

               The undersigned subscriber represents and warrants to the
Company:

               (a) The Shares are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Shares, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Shares or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such Shares or any similar distribution thereof,

               (b) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that

                    (i) the undersigned is a natural person whose net worth or joint net worth, taking the undersigned's spouse into consideration, at the time of the undersigned's purchase of the Shares herein, exceeds One Million Dollars ($1,000,000); or

                    (ii) the undersigned is a natural person whose income in
                         each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) (Three Hundred Thousand Dollars ($300,000) joint




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Board of Directors
Midrange Information Systems, Inc.
June __   , 1996
Page 3

                        income taking the undersigned's spouse into consideration) and the undersigned has a reasonable expectation of reaching the same income level in this current year; or

                  (iii) as otherwise defined in Regulation D (see Annex A);

          (c) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Shares and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Shares. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Shares, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

          (d) The undersigned has had the opportunity to be represented by such legal counsel and other advisors personally selected by the undersigned, as the undersigned has found necessary to consult, concerning the purchase of the Shares. The undersigned, alone and/or together with its advisors, if any, has made an examination of applicable documents and an analysis of all relevant tax, financial, and securities law aspects of an investment in the Shares. The undersigned, the undersigned's counsel, advisors, and such other persons with whom the undersigned has found it necessary or advisable to consult, have represented to the undersigned that they have knowledge or experience in business and financial matters to evaluate the information set forth in the Company Materials, and/or other public information statements issued by the Company, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Shares, the undersigned has relied upon their advice and counsel in making such investment decision.

          (e) The undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Subscription Agreement.

          (f) The undersigned understands that this subscription is subject to acceptance by the Company and subject further to the Company's acceptance of subscriptions for the purchase of an aggregate of 1,174 Shares on the terms and conditions hereof (the "Offering"). Accordingly, the undersigned authorizes the placement of this Subscription and the undersigned's subscription funds thereunder to be deposited with other Subscriptions and subscription funds for the Shares into trust with TimeCapital Securities Corporation pending acceptance by the Company and a closing pursuant to the terms and conditions hereof.




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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 4

     (3)  Company's Representations and Warranties

     The Company represents and warrants to the undersigned subscriber:

          (a) The information contained in the Company Materials distributed by the Company as described in paragraph (1) of this Subscription Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the Company Materials contain certain projections and forward-looking statements as to which the Company provides no representation or warranty other than that such projections and forward-looking statements were prepared based upon assumptions that the Company believed reasonable at the time they were made;

          (b) As of the dates of the execution of this Subscription Agreement, the Company's acceptance thereof and closing of the Subscription, there will have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned Company Materials distributed by the Company.

          (c) The Shares, upon issuance and delivery to the Subscriber, shall be fully paid and non-assessable.

     (4)  Restrictions on Transfers.

          (a) Securities Law Restrictions. The undersigned understands that the offer and/or sale of the Shares to the undersigned is not required to be registered under the Securities Act of 1933 (the "1933 Act") by reason of specific exemptions for the offer and sale of the Shares under Section 4 (2) of the 1933 Act and the provisions of Regulation D promulgated by the Securities and Exchange Commission. The undersigned further understands that, except as provided in paragraph 5 hereof, the Company has not agreed to register the Shares for distribution and/or resale in accordance with the provisions of the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), or to register the Shares for distribution and/or resale under any applicable state securities laws. Hence it is the undersigned's understanding that by virtue of the provisions of certain rules respecting "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in herein the Shares which the undersigned is purchasing by virtue of this Subscription Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value.

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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 5

          (b) Other Restrictions on Transfers. Until the closing of the Company's initial underwritten public offering, the Shares sold pursuant to this Subscription Agreement shall not be sold, assigned, transferred or in any way disposed of without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (c) Legends. The undersigned, therefore, agrees that any certificates evidencing the Shares received by the undersigned by virtue of this Subscription Agreement shall be stamped or otherwise imprinted with conspicuous legends to give notice of the transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account.

     (5)  Registration Rights.

          (a)  Registration Rights; Requests for Registration.

               For purposes of the rights to registration, the Shares actually sold in the Offering are referred to as the "Registrable Shares". Up to and including May 31, 2001, whenever the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a) are referred to herein as "Piggyback Registrations." If the registration to which this paragraph 5 (a) relates is effected pursuant to an underwriting, the right to registration contained herein is conditioned upon the Company and the holder(s) of the Registrable Shares entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter received ten business days prior to effectiveness of the registration statement relating to such registration.

          (b)  Piggyback Registrations.

               (1)  Priority on Primary Registrations.

                    If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell, (ii)




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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 6

second, such number of the Registerable Shares requested to be included in such Piggyback Registration as when sold thereunder at the offering price therein shall produce gross proceeds up to the Offering Amount hereunder, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares, (iii) third, such number of equity securities requested to be included in such Piggyback Registration by management securityholders of the Company as when sold thereunder at the offering price therein shall produce gross proceeds in an amount up to the Offering Amount; and
(iv) fourth, any other securities requested to be included in such Piggyback Registration allocated equally between (x) securityholders whose securities are included pursuant to subparagraph 5 (b) (1) (ii) above and (y) securityholders, whose securities are included pursuant to subparagraph 5 (b) (1) (iii) above, respectively and among the securityholders represented in each of subparagraph 5
(b) (1) (iv) (x) on the one hand and subparagraph 5 (b) (1) (iv) (y) on the other hand pro rata as to each such group based upon a fraction the numerator of which is the number of shares requested to be sold by such securityholder and the denominator of which is the number of shares requested to be included in the Piggyback Registration by all securityholders pursuant to subparagraph 5 (b) (1)
(iv) (x) or subparagraph 5 (b) (1) (iv) (y), as the case may be. Anything in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y) to the contrary not withstanding, if equity securities of management securityholders of the Company are not included in the Piggyback Registration to the maximum amount provided in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y), whether voluntarily or involuntarily, such fact shall not preclude the holders of Registrable Shares from requesting inclusion in such Piggyback Registration of Registrable Shares pursuant to subparagraph 5 (b) (1) (iv) (x) above. The initial Piggyback Registration shall not include less than such number of Registrable Shares as shall be sold thereunder for gross proceeds at the offering price equal to the Offering Amount, except with the written consent of TimeCapital, acting on behalf of all of the subscribers, which consent may not be unreasonably withheld. THE UNDERSIGNED SUBSCRIBER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS TIMECAPITAL SECURITIES CORPORATION ("TIMECAPITAL") ITS ATTORNEY-IN-FACT TO CONSENT OR WITHHOLD CONSENT TO THE INITIAL PIGGYBACK REGISTRATION INCLUDING LESS THAN SUCH NUMBER OF REGISTRABLE SHARES AS WOULD, IF SOLD, PRODUCE GROSS PROCEEDS AT THE OFFERING PRICE EQUAL TO THE OFFERING AMOUNT AS TIMECAPITAL SHALL IN ITS SOLE DISCRETION DETERMINE.

               (2)  Priority on Secondary Registrations.

                    If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares), and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity




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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 7

securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.

               (3)  Expenses of Piggyback Registrations.

               The Company shall pay all expenses incident to Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s).

          (c)  Other Registrations.

               If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Piggyback Registration and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effective any other registration statement with respect to any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except with respect to securities to be sold under a Company employee benefit plans registered on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous Piggyback Registration.

          (d)  Holdback Agreement.

               (1) Each holder of Registerable Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in a Piggyback Registration.




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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 8

               (2) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or with respect to sales of its securities under any employee benefit plan pursuant to registration on Form S-8), unless the underwriters managing the registered Piggyback public offering otherwise agree.

          (e)  Scope of Registration Rights; Registration Procedures.

          The Company's registration obligations under this Subscription Agreement are "best efforts" obligations provided, however, that if the Company determines in the good faith judgment of the Board of Directors that it would be detrimental to the Company and its shareholders for a registration statement to be filed, or an offering to proceed, the Company may defer the filing of such registration statement, or withdraw a registration statement which has been filed, and the Company shall have no further obligations to the holders of Registrable Shares with respect to such deferred or withdrawn registration statement. Subject hereto, whenever the holders of Registerable Shares have requested that any Registerable Shares be registered, the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (1) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective.

               (2) Prepare and file with the Securities and Exchange Commission such amendments with supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

               (3) Furnish to each seller of the Registerable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;




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Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 9

               (4) Use its best efforts to register or qualify such Registerable Shares under such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to:

                    (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

                    (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

                    (iii) consent to general service of process in any
                         jurisdiction where it would not otherwise be subject to process but for this subparagraph;

               (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

               (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares;

               (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 10

          (f)  Indemnification.

               (1) The Company agrees to indemnify, to the extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the sufficient number of copies of the same;

               (2) In connection with any registration statement in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof, or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement;

               (3)  Any person entitled to indemnification hereunder will:

                    (i) give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, and

                    (ii) unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 11

                        such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other party and/or other of such indemnified parties with respect to such claim. The provisions of this paragraph 5 (f) (3) (ii) to the contrary notwithstanding, in the event the Company is an indemnifying party pursuant hereto, separate counsel for an indemnified party shall be permitted only upon the Company's prior written consent, which consent shall not be unreasonably withheld or delayed.

     (6)  Put Agreement

          (a)  Put Notice

          If the Company has not registered shares of the Common Stock under the 1933 Act by May 1, 2000, then, in such event, the holder of the Shares shall have the right to deliver to the Company at any time(s) on or before May 31, 2001 a notice (a "Put Notice,") stating such holder's intent to put to the Company such amount of the Shares (as adjusted pursuant to paragraph 7 hereof), as holder shall elect. The amount of Shares so specified in a Put Notice is hereinafter referred to as the "Put Shares". A Put Notice shall be delivered in the manner provided for notices hereunder and shall be irrevocable except as expressly provided in paragraph (b) below.

          (b)  Company's Obligation to Purchase

          Provided funds of the Company are legally available therefor, the Company shall purchase from the holder the number of Put Shares specified by such holder in a Put Notice delivered to the Company in accordance with paragraph (a) above. If funds of the Company are not legally available to purchase Put Shares, the Put Notice shall become revocable but, unless revoked, the Company shall purchase the Put Shares at such future date as funds of the Company shall first become legally available therefor. The purchase price per share for such Put Shares shall be an amount equal to the holder's purchase price for each such Put Share together with interest thereon from date of holder's purchase

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 12

to date of the Put Notice at a rate equal to the fixed interest rate for United States Treasury Bonds of thirty (30) year duration issued on or the trading date nearest the date of the Put Notice. Such payment shall be made within thirty
(30) days of the Put Notice by check payable to such holder against delivery by such holder of a certificate or certificates representing such Put Shares duly endorsed for transfer with signature guaranteed by a national bank or a member firm of the New York Stock Exchange. The Company promptly shall cause to be delivered to such holder a balance certificate for any Shares represented by the certificate(s) tendered by such holder which were not the subject of the Put Notice.

          (c)  No Impairment

          The Company represents that it is not a party to and hereby agrees that it will not enter into any agreement or other obligation which would prohibit it from complying with it's obligations under this paragraph 6.

     (7)  Adjustment of Number of Shares of Common Stock

          (a) If on or prior to the earlier of (i) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act or
(ii) May 31, 2001, the Company shall issue any Common Stock as a stock dividend to holders of any securities of the Company other than Common Stock, or issue or sell any Common Stock or any security convertible into Common Stock for a consideration per share of Common Stock less than the Purchase Price (as adjusted for any subdivisions, splits, combinations or reclassifications of the Shares) (each such occurrence hereinafter called an "Event"), then, and thereafter upon each further Event, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock in order that the aggregate of such additional shares together with the number of holder's shares of Common Stock held prior to such Event (but as adjusted for prior Events), shall represent a percentage of the total outstanding shares of Common Stock on a fully diluted basis after the Event equal to the percentage of the total outstanding shares of Common Stock on a fully diluted basis held by the holder prior to the Event.

          (b) If the Company's Total Revenue for 1996 is less than $10,072,500, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock as shall be determined by the product of multiplying (x) the number of holder's shares of Common Stock held on December 31, 1996 by (y) a quotient. Such quotient is determined by dividing (1) the remainder of (a) 11,850,000 less (b) the Company's 1996 Total Revenue by
(2) the Company's 1996 Total Revenue.

     (8)  Sale of Company

     If, prior to the earlier of (a) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act (provided such number of the Registrable Shares are included therein as will produce on the sale thereof proceeds at

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 13

least equal to the Offering Amount) or (b) May 31, 2001, the Company or substantially all of its assets shall be sold, the holder shall receive from the consideration paid the greater of (i) his aliquot shares of the consideration determined by a fraction the numerator of which shall be the number of shares of Common Stock held by the holder as of the date of sale of the Company or its assets and the denominator of which shall be the total number of shares of Common Stock issued and outstanding as of the date of sale of the Company or its assets or (ii) the amount that would be due had holder given a Put Notice pursuant to paragraph (6) hereof for all of holder's shares on the date of sale of the Company or its assets.

     (9)  Notices.

     Any notices or other communication required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested or by reputable overnight courier service (e.g., Federal Express) if to the Company, to the address set forth above, and if to the undersigned, to the address set forth below the undersigned's signature hereto, or to such other addresses as the Company or the undersigned shall designate to the other by notice in writing.

     (10) Successors and Assigns.

     This subscription for Shares and Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives of the undersigned, and to the extent applicable, his spouse or children. This Subscription Agreement may only be assigned by the undersigned Subscriber to an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and then only with the prior written consent of the Company, which consent shall not be unreasonably withheld. For the purposes of this Subscription Agreement, the term "holder" means, where the context so indicates, the subscriber and any permitted assignee thereof.

     (11) Applicable Law.

     Except when an interpretation of federal and/or state securities laws is necessary or such law governs, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (12) Certification with Respect to Federal Dividend and Interest Payments; Back-up Withholding

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 14

     Under penalties of perjury, the undersigned hereby certifies to the Company as follows:

          (a) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

          (b) The undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to back-up withholding.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 15

            IMPORTANT NOTICES TO INVESTORS CONCERNING CERTAIN RISKS

THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND STATE SECURITIES LAWS AND, CONSEQUENTLY, HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. A LEGEND SHALL BE PLACED ON THE CERTIFICATES REPRESENTING THE SHARES HEREBY OFFERED SETTING FORTH THESE RESTRICTIONS. THE COMPANY HAS AGREED TO REGISTER THE SECURITIES OFFERED HEREBY UNDER CERTAIN CIRCUMSTANCES.

                                   ---------

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT OTHERWISE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------

THIS OFFERING HAS NOT BEEN REVIEWED BY THE REGULATORY OFFICIALS OF ANY STATE, AND NO SUCH OFFICIAL HAS PASSED ON OR ENDORSED THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Board of Directors
Midrange Information Systems, Inc.
June 24, 1996
Page 16

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement this 24 day of June, 1996.


Subscription One Hundred Eighty eight (188) Shares of the Common Stock at $2,130.08 per Share for an aggregate of $400,455.04


/s/ [ILLEGIBLE]                               ONE ROOSEVELT AVENUE
-------------------------------               ---------------------------------
Signature of Subscriber                       Residence and/or Business Address


NEW MILLENIUM INVESTMENT ASSOCIATES           PORT JEFFERSON ???? NY 11776
-------------------------------               ---------------------------------
Typed or Printed Name                         City        State        Zip Code

    NY
-------------------------------
Subscriber's State of Residence

11-3279020
-------------------------------
Social Security or
Tax Identification No. of Subscriber


                   ACCEPTED:

                   MIDRANGE INFORMATION SYSTEMS, INC.

                   By:
                      -------------------------------
                         President

                   DATED:
                         -------------------------------

June 24, 1996

Board of Directors
Midrange Information Systems, Inc.
2600 Michelson Avenue - Suite 1100
Irvine, CA 92715

     Re: Subscription to Purchase 940 Shares of the Common Stock, no par value per share, of Midrange Information Systems, Inc. (the "Company"),

Gentlemen:

     (1)  Subscription

     The undersigned hereby subscribes to purchase 940 shares (the "Shares") of the common stock, no par value, of the Company (the "Common Stock") at $2,130.08 per Share (the "Purchase Price") and hereby tenders payment for the subscribed for number of Shares by check or bank draft made payable to The "TimeCapital Securities Corporation, Special Customer Account", in the amount of $2,000,275.20. Upon receipt by TimeCapital Securities Corporation ("TimeCapital") of subscription funds totaling in the aggregate two million five hundred thousand seven hundred thirteen dollars and ninety two cents ($2,500,713.92), or such lesser amount as mutually determined by the Company and TimeCapital in their discretion (the "Offering Amount"), and the acceptance by the Company of Subscriptions representing the Offering Amount, a closing of this offering (the "Offering") shall be held at the offices of the Company or such other place as the Company and TimeCapital shall mutually agree (the "Closing") At the Closing, TimeCapital shall deliver to the Company by certified check or wire transfer the entire Offering Amount, without reduction for escrow fees, commissions, costs or expenses of any nature. Upon receipt of the Purchase Price for the Shares subscribed for herein, the Company shall deliver to the undersigned subscriber a certificate representing the number of Shares purchased pursuant to the terms of this Subscription Agreement. In connection with this subscription, the undersigned hereby executes this Subscription Agreement and hereby acknowledges that the undersigned has received, read, understands and is familiar with:

          (i) the Company's Business Plan prepared February 14, 1996 as revised March 13, 1996 (the "Business Plan");

          (ii) the Company's Product Plan prepared February 19, 1996 (the "Product Plan");

          (iii) Financial Statements (unaudited) for the year ended December 31, 1995 consisting of balance sheet, statement of cash flows and statement of operating results (the "Annual Report");

          (iv) the Company's 1st Quarter 1996 Financial Results, Four Year Financial Projections and Company Valuation prepared April 30, 1996 (the "Quarterly Report"); and

          (v) the Company's 1996 Marketing Plan dated January, 1996 (the "Marketing Plan"). The Product Plan and the Marketing Plan are hereinafter referred to collectively as the "Plans".

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 2

     The undersigned further acknowledges that, except as set forth in such Business Plan, Annual Report, Quarterly Report and Plans (together, the "Company Materials") made available to the undersigned by the Company, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of the Company, with respect to the offer or sale of the Shares and/or the economic, tax, or any other aspects or consequences of a purchase of the Shares and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that contained in the aforementioned Company Materials.

     The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such Company Materials prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information made available.

     (2)  Subscriber's Representations and Warranties.

          The undersigned subscriber represents and warrants to the Company:

          (a) The Shares are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Shares, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Shares or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such Shares or any similar distribution thereof;

          (b) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that

               (i) the undersigned is a natural person whose net worth or joint net worth, taking the undersigned's spouse into consideration, at the time of the undersigned's purchase of the Shares herein, exceeds One Million Dollars ($1,000,000); or

               (ii) the undersigned is a natural person whose income in each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) (Three Hundred Thousand Dollars ($300,000) joint

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 3

                    income taking the undersigned's spouse into consideration) and the undersigned has a reasonable expectation of reaching the same income level in this current year; or

              (iii) as otherwise defined in Regulation D (see Annex A);

          (c) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Shares and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Shares. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Shares, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

          (d) The undersigned has had the opportunity to be represented by such legal counsel and other advisors personally selected by the undersigned, as the undersigned has found necessary to consult, concerning the purchase of the Shares. The undersigned, alone and/or together with its advisors, if any, has made an examination of applicable documents and an analysis of all relevant tax, financial, and securities law aspects of an investment in the Shares. The undersigned, the undersigned's counsel, advisors, and such other persons with whom the undersigned has found it necessary or advisable to consult, have represented to the undersigned that they have knowledge or experience in business and financial matters to evaluate the information set forth in the Company Materials, and/or other public information statements issued by the Company, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Shares, the undersigned has relied upon their advice and counsel in making such investment decision.

          (e) The undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Subscription Agreement.

          (f) The undersigned understands that this subscription is subject to acceptance by the Company and subject further to the Company's acceptance of subscriptions for the purchase of an aggregate of 1,174 Shares on the terms and conditions hereof (the "Offering"). Accordingly, the undersigned authorizes the placement of this Subscription and the undersigned's subscription funds thereunder to be deposited with other Subscriptions and subscription funds for the Shares into trust with TimeCapital Securities Corporation pending acceptance by the Company and a closing pursuant to the terms and conditions hereof.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 4

     (3)  Company's Representations and Warranties

     The Company represents and warrants to the undersigned subscriber:

          (a) The information contained in the Company Materials distributed by the Company as described in paragraph (1) of this Subscription Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the Company Materials contain certain projections and forward-looking statements as to which the Company provides no representation or warranty other than that such projections and forward-looking statements were prepared based upon assumptions that the Company believed reasonable at the time they were made;

          (b) As of the dates of the execution of this Subscription Agreement, the Company's acceptance thereof and closing of the Subscription, there will have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned Company Materials distributed by the Company.

          (c) The Shares, upon issuance and delivery to the Subscriber, shall be fully paid and non-assessable.

     (4)  Restrictions on Transfers.

          (a) Securities Law Restrictions. The undersigned understands that the offer and/or sale of the Shares to the undersigned is not required to be registered under the Securities Act of 1933 (the "1933 Act") by reason of specific exemptions for the. offer and sale of the Shares under Section 4 (2) of the 1933 Act and the provisions of Regulation D promulgated by the Securities and Exchange Commission. The undersigned further understands that, except as provided in paragraph 5 hereof, the Company has not agreed to register the Shares for distribution and/or resale in accordance with the provisions of the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), or to register the Shares for distribution and/or resale under any applicable state securities laws. Hence it is the undersigned's understanding that by virtue of the provisions of certain rules respecting "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in herein the Shares which the undersigned is purchasing by virtue of this Subscription Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 5

                 (b) Other Restrictions on Transfers. Until the closing of the Company's initial underwritten public offering, the Shares sold pursuant to this Subscription Agreement shall not be sold, assigned, transferred or in any way disposed of without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                 (c) Legends. The undersigned, therefore, agrees that any certificates evidencing the Shares received by the undersigned by virtue of this Subscription Agreement shall be stamped or otherwise imprinted with conspicuous legends to give notice of the transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account.

         (5)     Registration Rights.

                 (a)      Registration Rights; Requests for Registration.

                          For purposes of the rights to registration, the
Shares actually sold in the Offering are referred to as the "Registrable Shares". Up to and including May 31, 2001, whenever the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a) are referred to herein as "Piggyback Registrations." If the registration to which this paragraph 5 (a) relates is effected pursuant to an underwriting, the right to registration contained herein is conditioned upon the Company and the holder(s) of the Registrable Shares entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter received ten business days prior to effectiveness of the registration statement relating to such registration.

                 (b)      Piggyback Registrations.

                          (1)     Priority on Primary Registrations.

                                  If a Piggyback Registration is an
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell,
(ii)

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 6

second, such number of the Registerable Shares requested to be included in such Piggyback Registration as when sold thereunder at the offering price therein shall produce gross proceeds up to the Offering Amount hereunder, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares, (iii) third, such number of equity securities requested to be included in such Piggyback Registration by management securityholders of the Company as when sold thereunder at the offering price therein shall produce gross proceeds in an amount up to the Offering Amount; and (iv) fourth, any other securities requested to be included in such Piggyback Registration allocated equally between (x) securityholders whose securities are included pursuant to subparagraph 5 (b) (1) (ii) above and (y) securityholders whose securities are included pursuant to subparagraph 5 (b) (1) (iii) above, respectively and among the securityholders represented in each of subparagraph 5 (b) (1) (iv) (x) on the one hand and subparagraph 5 (b) (1) (iv) (y) on the other hand pro rata as to each such group based upon a fraction the numerator of which is the number of shares requested to be sold by such securityholder and the denominator of which is the number of shares requested to be included in the Piggyback Registration by all securityholders pursuant to subparagraph 5 (b) (1) (iv) (x) or subparagraph 5 (b) (1) (iv) (y), as the case may be. Anything in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y) to the contrary not withstanding, if equity securities of management securityholders of the Company are not included in the Piggyback Registration to the maximum amount provided in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y), whether voluntarily or involuntarily, such fact shall not preclude the holders of Registrable Shares from requesting inclusion in such Piggyback Registration of Registrable Shares pursuant to subparagraph 5 (b) (1) (iv) (x) above. The initial Piggyback Registration shall not include less than such number of Registrable Shares as shall be sold thereunder for gross proceeds at the offering price equal to the Offering Amount, except with the written consent of TimeCapital, acting on behalf of all of the subscribers, which consent may not be unreasonably withheld. THE UNDERSIGNED SUBSCRIBER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS TIMECAPITAL SECURITIES CORPORATION ("TIMECAPITAL")
ITS ATTORNEY-IN-FACT TO CONSENT OR WITHHOLD CONSENT TO THE INITIAL PIGGYBACK REGISTRATION INCLUDING LESS THAN SUCH NUMBER OF REGISTRABLE SHARES AS WOULD, IF SOLD, PRODUCE GROSS PROCEEDS AT THE OFFERING PRICE EQUAL TO THE OFFERING AMOUNT AS TIMECAPITAL SHALL IN ITS SOLE DISCRETION DETERMINE.

                 (2) Priority on Secondary Registrations.

                          If a Piggyback Registration is an underwritten
secondary registration on behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares), and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 7

securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.

                          (3) Expenses of Piggyback Registrations.

                                  The Company shall pay all expenses incident
to Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s).

                 (c) Other Registrations.

                 If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Piggyback Registration and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effective any other registration statement with respect to any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except with respect to securities to be sold under a Company employee benefit plans registered on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous Piggyback Registration.
                 (d)      Holdback Agreement.

                 (1) Each holder of Registerable Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in a Piggyback Registration.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 8

                 (2) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or with respect to sales of its securities under any employee benefit plan pursuant to registration on Form S-8), unless the underwriters managing the registered Piggyback public offering otherwise agree.

                 (e) Scope of Registration Rights; Registration Procedures.

                 The Company's registration obligations under this Subscription Agreement are "best efforts" obligations provided, however, that if the Company determines in the good faith judgment of the Board of Directors that it would be detrimental to the Company and its shareholders for a registration statement to be filed, or an offering to proceed, the Company may defer the filing of such registration statement, or withdraw a registration statement which has been filed, and the Company shall have no further obligations to the holders of Registrable Shares with respect to such deferred or withdrawn registration statement. Subject hereto, whenever the holders of Registerable, Shares have requested that any Registerable Shares be registered, the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (1) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective.

                 (2) Prepare and file with the Securities and Exchange Commission such amendments with supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

                 (3) Furnish to each seller of the Registerable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 9

                 (4) Use its best efforts to register or qualify such Registerable Shares under such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to:

                          (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

                          (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

                          (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to process but for this subparagraph;

                 (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

                 (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares;

                 (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 10

                 (f)      Indemnification.

                          (1)     The Company agrees to indemnify, to the
extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the sufficient number of copies of the same;

                          (2)     In connection with any registration statement
in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof, or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement;

                          (3)     Any person entitled to indemnification
hereunder will:

                                  (i)      give prompt written notice to the
                                           indemnifying party of any claim with
                                           respect to which such person seeks
                                           indemnification, and

                                  (ii)     unless in such indemnified party's
                                           reasonable judgment, a conflict of
                                           interest between such indemnified and
                                           indemnifying parties may exist with
                                           respect to such claim, permit the
                                           indemnifying party to assume the
                                           defense of

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 11

                                           such claim with counsel reasonably
                                           satisfactory to the indemnified
                                           party.  If such defense is assumed,
                                           the indemnifying party will not be
                                           subject to any liability for any
                                           settlement made by the indemnified
                                           party without its consent, but such
                                           consent will not be unreasonably
                                           withheld.  An indemnifying party who
                                           is not entitled to or elects not to
                                           assume the defense of the claim,
                                           will not be obligated to pay the
                                           fees and expenses of more than one
                                           counsel for all parties indemnified
                                           by such indemnifying party with
                                           respect to such claim unless in the
                                           reasonable judgment of any
                                           indemnified party, a conflict of
                                           interest may exist between such
                                           indemnified party and any other
                                           party and/or other of such
                                           indemnified parties with respect to
                                           such claim.  The provisions of this
                                           paragraph 5(f)(3)(ii) to the
                                           contrary notwithstanding, in the
                                           event the Company is an indemnifying
                                           party pursuant hereto, separate
                                           counsel for an indemnified party
                                           shall be permitted only upon the
                                           Company's prior written consent,
                                           which consent shall not be
                                           unreasonably withheld or delayed.

                 (6)      Put Agreement

                          (a) Put Notice

                          If the Company has not registered shares of the
Common Stock under the 1933 Act by May 1, 2000, then, in such event, the holder of the Shares shall have the right to deliver to the Company at any time(s) on or before May 31, 2001 a notice (a "Put Notice") statting such holder's intent to put to the Company such amount of the Shares (as adjusted pursuant to paragraph 7 hereof), as holder shall elect. The amount of Shares so specified in a Put Notice is hereinafter referred to as the "Put Shares". A Put Notice shall be delivered in the manner provided for notices hereunder and shall be irrevocable except as expressly provided in paragraph (b) below.

                          (b) Company's Obligation to Purchase

                          Provided funds of the Company are legally available
therefor, the Company shall purchase from the holder the number of Put Shares specified by such holder in a Put Notice delivered to the Company in accordance with paragraph (a) above. If funds of the Company are not legally available to purchase Put Shares, the Put Notice shall become revocable but, unless revoked, the Company shall purchase the Put Shares at such future date as funds of the Company shall first become legally available therefor. The purchase price per share for such Put Shares shall be an amount equal to the holder's purchase price for each such Put Share together with interest thereon from date of holder's purchase

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 12

to date of the Put Notice at a rate equal to the fixed interest rate for United States Treasury Bonds of thirty (30) year duration issued on or the trading date nearest the date of the Put Notice. Such payment shall be made within thirty (30) days of the Put Notice by check payable to such holder against delivery by such holder of a certificate or certificates representing such Put Shares duly endorsed for transfer with signature guaranteed by a national bank or a member firm of the New York Stock Exchange. The Company promptly shall cause to be delivered to such holder a balance certificate for any Shares represented by the certificate(s) tendered by such holder which were not the subject of the Put Notice.

                 (c) No Impairment

                 The Company represents that it is not a party to and hereby agrees that it will not enter into any agreement or other obligation which would prohibit it from complying with its obligations under this paragraph 6.

         (7)     Adjustment of Number of Shares of Common Stock

                 (a) If on or prior to the earlier of (i) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act or (ii) May 31, 2001, the Company shall issue any Common Stock as a stock dividend to holders of any securities of the Company other than Common Stock, or issue or sell any Common Stock or any security convertible into Common Stock for a consideration per share of Common Stock less than the Purchase Price (as adjusted for any subdivisions, splits, combinations or reclassifications of the Shares) (each such occurrence hereinafter called an "Event"), then, and thereafter upon each further Event, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock in order that the aggregate of such additional shares together with the number of holder's shares of Common Stock held prior to such Event (but as adjusted for prior Events), shall represent a percentage of the total outstanding shares of Common Stock on a fully diluted basis after the Event equal to the percentage of the total outstanding shares of Common Stock on a fully diluted basis held by the holder prior to the Event.

                 (b) If the Company's Total Revenue for 1996 is less than $10,072,500, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock as shall be determined by the product of multiplying (x) the number of holder's shares of Common Stock held on December 31, 1996 by (y) a quotient. Such quotient is determined by dividing (1) the remainder of (a) 11,850,000 less
(b) the Company's 1996 Total Revenue by (2) the Company's 1996 Total Revenue.

         (8) Sale of Company

         If, prior to the earlier of (a) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act (provided such number of the Registrable Shares are included therein as will produce on the sale thereof proceeds at

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 13

least equal to the Offering Amount) or (b) May 31, 2001, the Company or substantially all of its assets shall be sold, the holder shall receive from the consideration paid the greater of (i) his aliquot shares of the consideration determined by a fraction the numerator of which shall be the number of shares of Common Stock held by the holder as of the date of sale of the Company or its assets and the denominator of which shall be the total number of shares of Common Stock issued and outstanding as of the date of sale of the Company or its assets or (ii) the amount that would be due had holder given a Put Notice pursuant to paragraph (6) hereof for all of holder's shares on the date of sale of the Company or its assets.

         (9) Notices.

         Any notices or other communication required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested or by reputable overnight courier service (e.g., Federal Express) if to the Company, to the address set forth above, and if to the undersigned, to the address set forth below the undersigned's signature hereto, or to such other addresses as the Company or the undersigned shall designate to the other by notice in writing.

         (10) Successors and Assigns.

         This subscription for Shares and Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives of the undersigned, and to the extent applicable, his spouse or children. This Subscription Agreement may only be assigned by the undersigned Subscriber to an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and then only with the prior written consent of the Company, which consent shall not be unreasonably withheld. For the purposes of this Subscription Agreement, the term "holder" means, where the context so indicates, the subscriber and any permitted assignee thereof.

         (11) Applicable Law.

       Except when an interpretation of federal and/or state securities laws is necessary or such law governs, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (12) Certification with Respect to Federal Dividend and Interest
              Payments:  Back-up Withholding

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 14

         Under penalties of perjury, the undersigned hereby certifies to the Company as follows:

                 (a) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

                 (b) The undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to back-up withholding.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 15

            IMPORTANT NOTICES TO INVESTORS CONCERNING CERTAIN RISKS

THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND STATE SECURITIES LAWS AND, CONSEQUENTLY, HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. A LEGEND SHALL BE PLACED ON THE CERTIFICATES REPRESENTING THE SHARES HEREBY OFFERED SETTING FORTH THESE RESTRICTIONS. THE COMPANY HAS AGREED TO REGISTER THE SECURITIES OFFERED HEREBY UNDER CERTAIN CIRCUMSTANCES

                               ---------------

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT OTHERWISE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ---------------

THIS OFFERING HAS NOT BEEN REVIEWED BY THE REGULATORY OFFICIALS OF ANY STATE, AND NO SUCH OFFICIAL HAS PASSED ON OR ENDORSED THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 16

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement this 24 day of June, 1996.

Subscription: $2,002,275.20 (940) Shares of the Common Stock at $213.00 per Share for an aggregate of $2,002,275.20.

Craig Kirsch, Edmond T. Stein              201 North Service Rd.
-----------------------------              ---------------------------------
Signature of Subscriber                     Residence and/or Business Address

Interlink Associates L.P.                  Melville,      NY        11747
-----------------------------              ---------------------------------
Typed or Printed Name                      City          State      Zip Code

New York
-------------------------------
Subscriber's State of Residence

         11-3325283
------------------------------
      Social Security or
Tax Identification No. of Subscriber

                                   ACCEPTED:

                                   MIDRANGE INFORMATION SYSTEMS, INC.

                                   By:         [Signature]
                                      ------------------------------
                                                 President

                                   DATED:          [Date]
                                         ---------------------------

June 24, 1996

Board of Directors
Midrange Information Systems, Inc.
2600 Michelson Avenue - Suite 1100
Irvine, CA 92715

Re: Subscription to Purchase 25 Shares of the Common Stock, no par value per share, of Midrange Information Systems, Inc. (the "Company").

Gentlemen:

         (1)     Subscription:

         The undersigned hereby subscribes to purchase 25 shares (the "Shares") of the common stock, no par value, of the Company (the "Common Stock") at $2,130.08 per Share (the "Purchase Price") and hereby tenders payment for the subscribed for number of Shares by check or bank draft made payable to The "TimeCapital Securities Corporation, Special Customer Account", in the amount of $53,252.00. Upon receipt by TimeCapital Securities Corporation ("TimeCapital") of subscription funds totaling in the aggregate two million five hundred thousand seven hundred thirteen dollars and ninety two cents ($2,500,713.92), or such lesser amount as mutually determined by the Company and TimeCapital in their discretion (the "Offering Amount"), and the acceptance by the Company of Subscriptions representing the Offering Amount, a closing of this offering (the "Offering") shall be held at the offices of the Company or such other place as the Company and TimeCapital shall mutually agree (the "Closing"). At the Closing, TimeCapital shall deliver to the Company by certified check or wire transfer the entire Offering Amount, without reduction for escrow fees, commissions, costs or expenses of any nature. Upon receipt of the Purchase Price for the Shares subscribed for herein, the Company shall deliver to the undersigned subscriber a certificate representing the number of Shares purchased pursuant to the terms of this Subscription Agreement. In connection with this Subscription, the undersigned hereby executes this Subscription Agreement and hereby acknowledges that the undersigned has received, read, understands and is familiar with:

                 (i) the Company's Business Plan prepared February 14, 1996 as revised March 13, 1996 (the "Business Plan");

                 (ii) the Company's Product Plan prepared February 19, 1996 (the "Product Plan");

                 (iii) Financial Statements (unaudited) for the year ended December 31, 1995 consisting of balance sheet, statement of cash flows and statement of operating results (the "Annual Report");

                 (iv) the Company's lst Quarter l996 Financial Results, Four Year Financial Projections and Company Valuation prepared April 30, 1996 (the "Quarterly Report"); and

                 (v) the Company's 1996 Marketing Plan dated January, 1996 (the "Marketing Plan"). The Product Plan and the Marketing Plan are hereinafter referred to collectively as the "Plans".

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 2

         The undersigned further acknowledges that, except as set forth in such Business Plan, Annual Report, Quarterly Report and Plans (together, the "Company Materials") made available to the undersigned by the Company, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of the Company, with respect to the offer or sale of the Shares and/or the economic, tax, or any other aspects or consequences of a purchase of the Shares and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that contained in the aforementioned Company Materials.

         The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such Company Materials prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information made available.

         (2)     Subscribers Representations and Warranties.

                 The undersigned subscriber represents and warrants to the
Company:

                 (a) The Shares are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Shares, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Shares or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such Shares or any similar distribution thereof",

                 (b) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that

                          (i) the undersigned is a natural person whose net worth or joint net worth, taking the undersigned's spouse into consideration, at the time of the undersigned's purchase of the Shares herein, exceeds One Million Dollars ($1,000,000); or

                          (ii) the undersigned is a natural person whose income in each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) (Three Hundred Thousand Dollars ($300,000)joint

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 3

                                  income taking the undersigned's spouse into consideration) and the undersigned has a reasonable expectation of reaching the same income level in this current year; or

                          (iii) as otherwise defined in Regulation D (see Annex A);

       (c) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Shares and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Shares. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Shares, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

       (d) The undersigned has had the opportunity to be represented by such legal counsel and other advisors personally selected by the undersigned, as the undersigned has found necessary to consult, concerning the purchase of the Shares. The undersigned, alone and/or together with its advisors, if any, has made an examination of applicable documents and an analysis of all relevant tax, financial, and securities law aspects of an investment in the Shares. The undersigned, the undersigned's counsel, advisors, and such other persons with whom the undersigned has found it necessary or advisable to consult, have represented to the undersigned that they have knowledge or experience in business and financial matters to evaluate the information set forth in the Company Materials, and/or other public information statements issued by the Company, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Shares, the undersigned has relied upon their advice and counsel in making such investment decision.

       (e) The undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Subscription Agreement.

       (f) The undersigned understands that this subscription is subject to acceptance by the Company and subject further to the Company's acceptance of subscriptions for the purchase of an aggregate of 1,174 Shares on the terms and conditions, hereof (the "Offering"). Accordingly, the undersigned authorizes the placement of this Subscription and the undersigned's subscription funds thereunder to be deposited with other Subscriptions and subscription funds for the Shares into trust with TimeCapital Securities Corporation pending acceptance by the Company and a closing pursuant to the terms and conditions hereof.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 4

         (3)     Company's Representations and Warranties

         The Company represents and warrants to the undersigned subscriber:

       (a) The information contained in the Company Materials distributed by the Company as described in paragraph (1) of this Subscription Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the Company Materials contain certain projections and forwardlooking statements as to which the Company provides no representation or warranty other than that such projections and forward-looking statements were prepared based upon assumptions that the Company believed reasonable at the time they were made;

                 (b) As of the dates of the execution of this Subscription Agreement, the Company's acceptance thereof and closing of the Subscription, there will have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned Company Materials distributed by the Company.

                 (c) The Shares, upon issuance and delivery to the Subscriber, shall be fully paid and non-assessable.

         (4)     Restrictions on Transfers.

                 (a) Securities Law Restrictions. The undersigned understands that the offer and/or sale of the Shares to the undersigned is not required to be registered under the Securities Act of 1933 (the "1933 Act") by reason of specific exemptions for the offer and sale of the Shares under
Section 4 (2) of the 1933 Act and the provisions of Regulation D promulgated by the Securities and Exchange Commission. The undersigned further understands that, except as provided in paragraph 5 hereof, the Company has not agreed to register the Shares for distribution and/or resale in accordance with the provisions of the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), or to register the Shares for distribution and/or resale under any applicable state securities laws. Hence it is the undersigned's understanding that by virtue of the provisions of certain rules respecting to "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in herein the Shares which the undersigned is purchasing by virtue of this Subscription Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 5

                 (b) Other Restrictions on Transfers. Until the closing of the Company's initial underwritten public offering, the Shares sold pursuant to this Subscription Agreement shall not be sold, assigned, transferred or in any way disposed of without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                 (c) Legends. The undersigned, therefore, agrees that any certificates evidencing the Shares received by the undersigned by virtue of this Subscription Agreement shall be stamped or otherwise imprinted with conspicuous legends to give notice of the transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account.

         (5)     Registration Rights.

                 (a)      Registration Rights; Requests for Registration.

                          For purposes of the rights to registration, the
Shares actually sold in the Offering are referred to as the "Registrable Shares". Up to and including May 31, 2001, whenever the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a) are referred to herein as "Piggyback Registrations." If the registration to which this paragraph 5 (a) relates is effected pursuant to an underwriting, the right to registration contained herein is conditioned upon the Company and the holder(s) of the Registrable Shares entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter received ten business days prior to effectiveness of the registration statement relating to such registration.

                 (b)      Piggyback Registrations.

                          (1)     Priority on Primary Registrations.

                                  If a Piggyback Registration is an
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell,
(ii)

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 6

second, such number of the Registerable Shares requested to be included in such Piggyback Registration as when sold thereunder at the offering price therein shall produce gross proceeds up to the Offering Amount hereunder, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares, (iii) third, such number of equity securities requested to be included in such Piggyback Registration by management securityholders of the Company as when sold thereunder at the offering price therein shall produce gross proceeds in an amount up to the Offering Amount; and (iv) fourth, any other securities requested to be included in such Piggyback Registration allocated equally between (x) securityholders whose securities are included pursuant to subparagraph 5 (b) (1) (ii) above and (y) securityholders whose securities are included pursuant to subparagraph 5 (b) (1) (iii) above, respectively and among the securityholders represented in each of subparagraph 5 (b) (1) (iv) (x) on the one hand and subparagraph 5 (b) (1) (iv) (y) on the other hand pro rata as to each such group based upon a fraction the numerator of which is the number of shares requested to be sold by such securityholder and the denominator of which is the number of shares requested to be included in the Piggyback Registration by all securityholders pursuant to subparagraph 5 (b) (1) (iv) (x) or subparagraph 5 (b) (1) (iv) (y), as the case may be. Anything in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y) to the contrary not withstanding, if equity securities of management securityholders of the Company are not included in the Piggyback Registration to the maximum amount provided in subparagraph 5 (b) (1) (iii) or subparagraph 5 (b) (1) (iv) (y), whether voluntarily or involuntarily, such fact shall not preclude the holders of Registrable Shares from requesting inclusion in such Piggyback Registration of Registrable Shares pursuant to subparagraph 5 (b) (1) (iv) (x) above. The initial Piggyback Registration shall not include less than such number of Registrable Shares as shall be sold thereunder for gross proceeds at the offering price equal to the Offering Amount, except with the written consent of TimeCapital, acting on behalf of all of the subscribers, which consent may not be unreasonably withheld. THE UNDERSIGNED SUBSCRIBER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS TIMECAPITAL SECURITIES CORPORATION ("TIMECAPITAL") ITS ATTORNEY-IN-FACT TO CONSENT OR WITHHOLD CONSENT TO THE INITIAL PIGGYBACK REGISTRATION INCLUDING LESS THAN SUCH NUMBER OF REGISTRABLE SHARES AS WOULD, IF SOLD, PRODUCE GROSS PROCEEDS AT THE OFFERING PRICE EQUAL TO THE OFFERING AMOUNT AS TIMECAPITAL SHALL IN ITS SOLE DISCRETION DETERMINE.

                 (2) Priority on Secondary Registrations.

                          If a Piggyback Registration is an underwritten
secondary registration on behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares), and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 7

securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.

                 (3) Expenses of Piggyback Registrations.

                          The Company shall pay all expenses incident to
Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s).

                 (c) Other Registrations.

                 If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Piggyback Registration and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effective any other registration statement with respect to any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except with respect to securities to be sold under a Company employee benefit plans registered on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous Piggyback Registration.

                 (d)      Holdback Agreement.

                          (1)     Each holder of Registerable Shares agrees
not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in a Piggyback Registration.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 8

                          (2)     The Company agrees not to effect any public
sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or with respect to sales of its securities under any employee benefit plan pursuant to registration on Form S-8), unless the underwriters managing the registered Piggyback public offering otherwise agree.

                 (e) Scope of Registration Rights; Registration Procedures.

                 The Company's registration obligations under this Subscription Agreement are "best efforts" obligations provided, however, that if the Company determines in the good faith judgment of the Board of Directors that it would be detrimental to the Company and its shareholders for a registration statement to be filed, or an offering to proceed, the Company may defer the filing of such registration statement, or withdraw a registration statement which has been filed, and the Company shall have no further obligations to the holders of Registrable Shares with respect to such deferred or withdrawn registration statement. Subject hereto, whenever the holders of Registerable Shares have requested that any Registerable Shares be registered, the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                          (1)     Prepare and file with the Securities and
Exchange Commission a registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective.

                          (2)     Prepare and file with the Securities and
Exchange Commission such amendments with supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

                          (3)     Furnish to each seller of the Registerable
Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 9

               (4) Use its best efforts to register or qualify such Registerable Shares under such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to:

                    (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

                    (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

                    (iii) consent to general service of process in any
                         jurisdiction where it would not otherwise be subject to process but for this subparagraph;

               (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

               (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares;

               (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 10

          (f)  Indemnification.

               (1) The Company agrees to indemnify, to the extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the sufficient number of copies of the same;

               (2) In connection with any registration statement in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof, or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder, provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement:

               (3)  Any person entitled to indemnification hereunder will:

                    (i) give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, and

                    (ii) unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 11


                        such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other party and/or other of such indemnified parties with respect to such claim. The provisions of this paragraph 5(f)(3)(ii) to the contrary notwithstanding, in the event the Company is an indemnifying party pursuant hereto, separate counsel for an indemnified party shall be permitted only upon the Company's prior written consent, which consent shall not be unreasonably withheld or delayed.

     (6)  Put Agreement

          (a)  Put Notice

          If the Company has not registered shares of the Common Stock under the 1933 Act by May 1, 2000, then, in such event, the holder of the Shares shall have the right to deliver to the Company at any time(s) on or before May 31, 2001 a notice (a "Put Notice") stating such holder's intent to put to the Company such amount of the Shares (as adjusted pursuant to paragraph 7 hereof), as holder shall elect. The amount of Shares so specified in a Put Notice is hereinafter referred to as the "Put Shares". A Put Notice shall be delivered in the manner provided for notices hereunder and shall be irrevocable except as expressly provided in paragraph (b) below.

          (b)  Company's Obligation to Purchase

          Provided funds of the Company are legally available therefor, the Company shall purchase from the holder the number of Put Shares specified by such holder in a Put Notice delivered to the Company in accordance with paragraph (a) above. If funds of the Company are not legally available to purchase Put Shares, the Put Notice shall become revocable but, unless revoked, the Company shall purchase the Put Shares at such future date as funds of the Company shall first become legally available therefor. The purchase price per share for such Put Shares shall be an amount equal to the holder's purchase price for each such Put Share together with interest thereon from date of holder's purchase

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 12

to date of the Put Notice at a rate equal to the fixed interest rate for United States Treasury Bonds of thirty (30) year duration issued on or the trading date nearest the date of the Put Notice. Such payment shall be made within thirty
(30) days of the Put Notice by check payable to such holder against delivery by such holder of a certificate or certificates representing such Put Shares duly endorsed for transfer with signature guaranteed by a national bank or a member firm of the New York Stock Exchange. The Company promptly shall cause to be delivered to such holder a balance certificate for any Shares represented by the certificate(s) tendered by such holder which were not the subject of the Put Notice.

          (c)  No Impairment

          The Company represents that it is not a party to and hereby agrees that it will not enter into any agreement or other obligation which would prohibit it from complying with it's obligations under this paragraph 6.

     (7)  Adjustment of Number of Shares of Common Stock

          (a) If on or prior to the earlier of (i) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act or
(ii) May 31, 2001, the Company shall issue any Common Stock as a stock dividend to holders of any securities of the Company other than Common Stock, or issue or sell any Common Stock or any security convertible into Common Stock for a consideration per share of Common Stock less than the Purchase Price (as adjusted for any subdivisions, splits, combinations or reclassifications of the Shares) (each such occurrence hereinafter called an "Event"), then, and thereafter upon each further Event, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock in order that the aggregate of such additional shares together with the number of holder's shares of Common Stock held prior to such Event (but as adjusted for prior Events), shall represent a percentage of the total outstanding shares of Common Stock on a fully diluted basis after the Event equal to the percentage of the total outstanding shares of Common Stock on a fully diluted basis held by the holder prior to the Event.

          (b) If the Company's Total Revenue for 1996 is less than $10,072,500, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock as shall be determined by the product of multiplying (x) the number of holder's shares of Common Stock held on December 31, 1996 by (y) a quotient. Such quotient is determined by dividing (1) the remainder of (a) 11,850,000 less (b) the Company's 1996 Total Revenue by (2) the Company's 1996 Total Revenue.

     (8)  Sale of Company

     If, prior to the earlier of (a) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act (provided such number of the Registrable Shares are included therein as will produce on the sale thereof proceeds at

Board of Directors
Midrange information Systems, Inc.
June __, 1996
Page 13

least equal to the Offering Amount) or (b) May 31, 2001, the Company or substantially all of its assets shall be sold, the holder shall receive from the consideration paid the greater of (i) his aliquot shares of the consideration determined by a fraction the numerator of which shall be the number of shares of Common Stock held by the holder as of the date of sale of the Company or its assets and the denominator of which shall be the total number of shares of Common Stock issued and outstanding as of the date of sale of the Company or its assets or (ii) the amount that would be due had holder given a Put Notice pursuant to paragraph (6) hereof for all of holder's shares on the date of sale of the Company or its assets.

     (9)  Notices.

     Any notices or other communication required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested or by reputable overnight courier service (e.g., Federal Express) if to the Company, to the address set forth above, and if to the undersigned, to the address set forth below the undersigned's signature hereto, or to such other addresses as the Company or the undersigned shall designate to the other by notice in writing.

     (10) Successors and Assigns.

     This subscription for Shares and Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives of the undersigned, and to the extent applicable, his spouse or children. This Subscription Agreement may only be assigned by the undersigned Subscriber to an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and then only with the prior written consent of the Company, which consent shall not be unreasonably withheld. For the purposes of this Subscription Agreement, the term "holder" means, where the context so indicates, the subscriber and any permitted assignee thereof.

     (11) Applicable Law.

     Except when an interpretation of federal and/or state securities laws is necessary or such law governs, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (12) Certification with Respect to Federal Dividend and Interest Payments:
          Back-up Withholding

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 14

     Under penalties of perjury, the undersigned hereby certifies to the Company as follows:

          (a) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

          (b) The undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to back-up withholding.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 15

            IMPORTANT NOTICES TO INVESTORS CONCERNING CERTAIN RISKS

THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND STATE SECURITIES LAWS AND, CONSEQUENTLY, HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. A LEGEND SHALL BE PLACED ON THE CERTIFICATES REPRESENTING THE SHARES HEREBY OFFERED SETTING FORTH THESE RESTRICTIONS. THE COMPANY HAS AGREED TO REGISTER THE SECURITIES OFFERED HEREBY UNDER CERTAIN CIRCUMSTANCES

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT OTHERWISE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS OFFERING HAS NOT BEEN REVIEWED BY THE REGULATORY OFFICIALS OF ANY STATE, AND NO SUCH OFFICIAL HAS PASSED ON OR ENDORSED THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 16

     IN WITNESS WHEREOF, the undersigned has executed and delivered the Subscription Agreement this 24 day of June, 1996.

Subscription: Twenty-five (25) Shares of the Common Stock at $2130.08 per Share for an aggregate of $53,252.00

                                   ANCHOR ASSET MANAGEMENT CORP, GENERAL PARTNER
                                   ONE ROOSEVELT AVE.
by: /s/????, PRES.                 PORT JEFFERSON STA, NY 11776
-------------------------------    ------------------------------------------
Signature of Subscriber)           Residence and/or Business Address


GREAT BAY MULTI-MGR. FUND L.P.
-------------------------------    ------------------------------------------
Typed or Printed Name              City            State       Zip Code

N.Y.
-------------------------------
Subscriber's State of Residence

###-##-####
-------------------------------
Social Security or
Tax Identification Subscriber

                     ACCEPTED:

                     MIDRANGE INFORMATION SYSTEMS, INC.

                     By:
                         -------------------------------
                         President

                     DATED:
                           -------------------------------

June 24, 1996


Board of Directors
Midrange Information Systems, Inc.
2600 Michelson Avenue - Suite 1100
Irvine, CA 92715

     Re: Subscription to Purchase 21 Shares of the Common Stock, no par value per share, of Midrange Information Systems, Inc. (the "Company").

Gentlemen:

     (1)  Subscription:

     The undersigned hereby subscribes to purchase 21 shares (the "Shares") of the common stock, no par value, of the Company (the "Common Stock") at $2,130.08 per Share (the "Purchase Price") and hereby tenders payment for the subscribed for number of Shares by check or bank draft made payable to The "TimeCapital Securities Corporation, Special Customer Account", in the amount of $44,731.68. Upon receipt by TimeCapital Securities Corporation ("TimeCapital") of subscription funds totaling in the aggregate two million five hundred thousand seven hundred thirteen dollars and ninety cents ($2,500,713.92), or such lesser amount as mutually determined by the Company and TimeCapital in their discretion (the "Offering Amount"), and the acceptance by the Company of Subscriptions representing the Offering Amount, a closing of this offering (the "Offering") shall be held at the offices of the Company or such other place as the Company, and TimeCapital shall mutually agree (the "Closing"). At the Closing, TimeCapital shall deliver to the Company by certified check or wire transfer the entire Offering Amount without reduction for escrow fees, commissions, costs or expenses of any nature. Upon receipt of the Purchase Price for the Shares subscribed for herein, the Company shall deliver to the undersigned subscriber a certificate representing the number of shares purchased pursuant to the terms of this Subscription Agreement. In connection with the subscription, the undersigned hereby executes this Subscription Agreement and hereby acknowledges that the undersigned has received, read, understands and is familiar with:

         (i) the Company's Business Plan prepared February 14, 1996 as revised March 13, 1996 (the "Business Plan");

         (ii) the Company's Product Plan prepared February 19, 1996 (the "Product Plan");

         (iii) Financial Statements (unaudited) for the year ended December 31, 1995 consisting of balance sheet, statement of cash flows and statement operating results (the "Annual Report");

         (iv) the Company's 1st Quarter 1996 Financial Results, Four Year Financial Projections and Company Valuation prepared April 30, 1996 (the "Quarterly Report"); and

         (v) the Company's 1996 Marketing Plan dated January, 1996 (the "Marketing Plan"). The Product Plan and the Marketing Plan are hereinafter referred to collectively as the "Plans".

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 2

     The undersigned further acknowledges that, except as set forth in such Business Plan, Annual Report, Quarterly Report and Plans (together, the "Company Materials") made available to the undersigned by the Company, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of the Company, with respect to the offer or sale of the Shares and/or the economic, tax, or any other aspects or consequences of a purchase of the Shares and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that contained in the aforementioned Company Materials.

     The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such Company Materials prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information made available.

     (2)  Subscriber's Representations and Warranties.

          The undersigned subscriber represents and warrants to the Company:

          (a) The Shares are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Shares, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Shares or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such Shares or any similar distribution thereof;

          (b) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that

               (i) the undersigned is a natural person whose net worth or joint net worth, taking the undersigned's spouse into consideration, at the time of the undersigned's purchase of the Shares herein, exceeds One Million Dollars ($1,000,000); or

               (ii) the undersigned is a natural person whose income in each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) (Three Hundred Thousand Dollars ($300,000) joint

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 3

                    income taking the undersigned's spouse into consideration) and the undersigned has a reasonable expectation of reaching the same income level in this current year; or

              (iii) as otherwise defined in Regulation D (see Annex A);

         (c) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Shares and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Shares. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Shares, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

          (d) The undersigned has had the opportunity to be represented by such legal counsel and other advisors personally selected by the undersigned, as the undersigned has found necessary to consult, concerning the purchase of the Shares. The undersigned, alone and/or together with its advisors, if any, has made an examination of applicable documents and an analysis of all relevant tax, financial, and securities law aspects of an investment in the Shares. The undersigned, the undersigned's counsel, advisors, and such other persons with whom the undersigned has found it necessary or advisable to consult, have represented to the undersigned that they have knowledge or experience in business and financial matters to evaluate the information set forth in the Company Materials, and/or other public information statements issued by the Company, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Shares, the undersigned has relied upon their advice and counsel in making such investment decision.

          (e) The undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Subscription Agreement.

          (f) The undersigned understands that this subscription is subject to acceptance by the Company and subject further to the Company's acceptance of subscriptions for the purchase of an aggregate of 1,174 Shares on the terms and conditions hereof (the "Offering"). Accordingly, the undersigned authorizes the placement of this Subscription and the undersigned's subscription funds thereunder to be deposited with other Subscriptions and subscription funds for the Shares into trust with TimeCapital Securities Corporation pending acceptance by the Company and a closing pursuant to the terms and conditions hereof.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 4

     (3)  Company's Representations and Warranties

     The Company represents and warrants to the undersigned subscriber:

          (a) The information contained in the Company Materials distributed by the Company as described in paragraph (1) of this Subscription Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the Company Materials contain certain projections and forward-looking statements as to which the Company provides no representation or warranty other than that such projections and forward-looking statements were prepared based upon assumptions that the Company believed reasonable at the time they were made;

          (b) As of the dates of the execution of this Subscription Agreement, the Company's acceptance thereof and closing of the Subscription, there will have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned Company Materials distributed by the Company.

          (c) The Shares, upon issuance and delivery to the Subscriber, shall be fully paid and non-assessable.

     (4)  Restrictions on Transfers.

          (a) Securities Law Restrictions. The undersigned understands that the offer and/or sale of the Shares to the undersigned is not required to be registered under the Securities Act of 1933 (the "1933 Act") by reason of specific exemptions for the offer and sale of the Shares under Section 4 (2) of the 1933 Act and the provisions of Regulation D promulgated by the Securities and Exchange Commission. The undersigned further understands that, except as provided in paragraph 5 hereof, the Company has not agreed to register the Shares for distribution and/or resale in accordance with the provisions of the 1933 Act or the Securities Exchange Act of 1934 (the 1934 Act"), or to register the Shares for distribution and/or resale under any applicable state securities laws. Hence it is the undersigned's understanding that by virtue of the provisions of certain rules respecting "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in herein the Shares which the undersigned is purchasing by virtue of this Subscription Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 5

          (b) Other Restrictions on Transfers. Until the closing of the Company's initial underwritten public offering, the Shares sold pursuant to this Subscription Agreement shall not be sold, assigned, transferred or in any way disposed of without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (c) Legends. The undersigned, therefore, agrees that any certificates evidencing the Shares received by the undersigned by virtue of this Subscription Agreement shall be stamped or otherwise imprinted with conspicuous legends to give notice of the transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account.

     (5)  Registration Rights.

          (a)  Registration Rights; Requests for Registration.

               For purposes of the rights to registration, the Shares actually sold in the Offering are referred to as the "Registrable Shares". Up to and including May 31, 2001 whenever the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable, Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a) are referred to herein as "Piggyback Registrations." If the registration to which this paragraph 5 (a) relates is effected pursuant to an underwriting, the right to registration contained herein is conditioned upon the Company and the holder(s) of the Registrable Shares entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter received ten business days prior to effectiveness of the registration statement relating to such registration.

          (b)  Piggyback Registrations.

               (1)  Priority on Primary Registrations.

                    If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell, (ii)

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 6

second, such number of the Registerable Shares requested to be included in such Piggyback Registration as when sold thereunder at the offering price therein shall produce gross proceeds up to the Offering Amount hereunder, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares, (iii) third, such number of equity securities requested to be included in such Piggyback Registration by management securityholders of the Company as when sold thereunder at the offering price therein shall produce gross proceeds in an amount up to the Offering Amount; and
(iv) fourth, any other securities requested to be included in such Piggyback Registration allocated equally between (x) securityholders whose securities are included pursuant to subparagraph 5(b)(1)(ii) above and (y) securityholders whose securities are included pursuant to subparagraph 5(b)(1)(iii) above, respectively and among the securityholders represented in each of subparagraph 5(b)(1)(iv)(x) on the one hand and subparagraph 5(b)(1)(iv)(y) on the other hand pro rata as to each such group based upon a fraction the numerator of which is the number of shares requested to be sold by such securityholder and the denominator of which is the number of shares requested to be included in the Piggyback Registration by all securityholders, pursuant to subparagraph 5(b)(1)(iv)(x) or subparagraph 5(b)(1)(iv)(y), as the case may be. Anything in subparagraph 5(b)(1)(iii) or subparagraph 5(b)(1)(iv)(y) to the contrary not withstanding, if equity securities of management securityholders of the Company are not included in the Piggyback Registration to the maximum amount provided in subparagraph 5(b)(1)(iii) or subparagraph 5(b)(1)(iv)(y), whether voluntarily or involuntarily, such fact shall not preclude the holders of Registrable Shares from requesting inclusion in such Piggyback Registration of Registrable Shares pursuant to subparagraph 5(b)(1)(iv)(x) above. The initial Piggyback Registration shall not include less than such number of Registrable Shares as shall be sold thereunder for gross proceeds at the offering price equal to the Offering Amount, except with the written consent of TimeCapital, acting on behalf of all of the subscribers, which consent may not be unreasonably withheld. THE UNDERSIGNED SUBSCRIBER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS TIMECAPITAL SECURITIES CORPORATION ("TIMECAPITAL") ITS ATTORNEY-IN-FACT TO CONSENT OR WITHHOLD CONSENT TO THE INITIAL PIGGYBACK REGISTRATION INCLUDING LESS THAN SUCH NUMBER OF REGISTRABLE SHARES AS WOULD, IF SOLD, PRODUCE GROSS PROCEEDS AT THE OFFERING PRICE EQUAL TO THE OFFERING AMOUNT AS TIMECAPITAL SHALL IN ITS SOLE DISCRETION DETERMINE.

               (2)  Priority on Secondary Registrations.

                    If a Piggyback Registration is an underwritten secondary registration or behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares), and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 7

securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.

               (3)  Expenses of Piggyback Registrations.

                    The Company shall pay all expenses incident to Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s).

          (c)  Other Registrations.

          If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Piggyback Registration and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effective any other registration statement with respect to any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except with respect to securities to be sold under a Company employee benefit plans registered on Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous Piggyback Registration.

          (d)  Holdback Agreement.

               (1) Each holder of Registerable Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in a Piggyback Registration.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 8

               (2) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or with respect to sales of its securities under any employee benefit plan pursuant to registration on Form S-8), unless the underwriters managing the registered Piggyback public offering otherwise agree.

          (e)  Scope of Registration Rights; Registration Procedures.

          The Company's registration obligations under this Subscription Agreement are "best efforts" obligations provided, however, that if the Company determines in the good faith judgment of the Board of Directors that it would be detrimental to the Company and its shareholders for a registration statement to be filed, or an offering to proceed, the Company may defer the filing of such registration statement, or withdraw a registration statement which has been filed, and the Company shall have no further obligations to the holders of Registrable Shares with respect to such deferred or withdrawn registration statement. Subject hereto, whenever the holders of Registerable Shares have requested that any Registerable Shares be registered, the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (1) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective.

               (2) Prepare and file with the Securities and Exchange Commission such amendments with supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

               (3) Furnish to each seller of the Registerable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 9

               (4) Use its best efforts to register or qualify such Registerable Shares under such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to:

                    (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

                    (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

                    (iii) consent to general service of process in any
                         jurisdiction where it would not otherwise be subject to process but for this subparagraph;

               (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

               (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares;

               (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 10

          (f)  Indemnification.

               (1) The Company agrees to indemnify, to the extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the sufficient number of copies of the same;

               (2) In connection with any registration statement in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (but excluding special, incidental or consequential damages) resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof, or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement;

               (3)  Any person entitled to indemnification hereunder will:

                    (i) give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, and

                    (ii) unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 11

                        such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other party and/or other of such indemnified parties with respect to such claim. The provisions of this paragraph 5 (f) (3) (ii) to the contrary notwithstanding, in the event the Company is an indemnifying party pursuant hereto, separate counsel for an indemnified party shall be permitted only upon the Company's prior written consent, which consent shall not be unreasonably withheld or delayed.

     (6)  Put Agreement

          (a)  Put Notice

          If the Company has not registered shares of the Common Stock under the 1933 Act by May 1, 2000, then, in such event, the holder of the Shares shall have the right to deliver to the Company at any time(s) on or before May 31, 2001 a notice (a "Put Notice") stating such holder's intent to put to the Company such amount of the Shares (as adjusted pursuant to paragraph 7 hereof), as holder shall elect. The amount of Shares so specified in a Put Notice is hereinafter referred to as the "Put Shares". A Put Notice shall be delivered in the manner provided for notices hereunder and shall be irrevocable except as expressly provided in paragraph (b) below.

          (b)  Company's Obligation to Purchase

          Provided funds of the Company are legally available therefor, the Company shall purchase from the holder the number of Put Shares specified by such holder in a Put Notice delivered to the Company in accordance with paragraph (a) above. If funds of the Company are not legally available to purchase Put Shares, the Put Notice shall become revocable but, unless revoked, the Company shall purchase the Put Shares at such future date as funds of the Company shall first become legally available therefor. The purchase price per share for such Put Shares shall be an amount equal to the holder's purchase price for each such Put Share together with interest thereon from date of holder's purchase

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 12

to date of the Put Notice at a rate equal to the fixed interest rate for United States Treasury Bonds of thirty (30) year duration issued on or the trading date nearest the date of the Put Notice. Such payment shall be made within thirty
(30) days of the Put Notice by check payable to such holder against delivery by such holder of a certificate or certificates representing such Put Shares duly endorsed for transfer with signature guaranteed by a national bank or a member firm of the New York Stock Exchange. The Company promptly shall cause to be delivered to such holder a balance certificate for any Shares represented by the certificate (s) tendered by such holder which were not the subject of the Put Notice.

          (c)  No Impairment

          The Company represents that it is not a party to and hereby agrees that it will not enter into any agreement or other obligation which would prohibit it from complying with it's obligations under this paragraph 6.

     (7)  Adjustment of Number of Shares of Common Stock

          (a) If on or prior to the earlier of (i) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act or
(ii) May 31, 2001, the Company shall issue any Common Stock as a stock dividend to holders of any securities of the Company other than Common Stock, or issue or sell any Common Stock or any security convertible into Common Stock for a consideration per share of Common Stock less than the Purchase Price (as adjusted for any subdivisions, splits, combinations or reclassifications of the Shares) (each such occurrence hereinafter called an "Event"), then, and thereafter upon each further Event, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock in order that the aggregate of such additional shares together with the number of holder's shares of Common Stock held prior to such Event (but as adjusted for prior Events), shall represent a percentage of the total outstanding shares of Common Stock on a fully diluted basis after the Event equal to the percentage of the total outstanding shares of Common Stock on a fully diluted basis held by the holder prior to the Event.

          (b) If the Company's Total Revenue for 1996 is less than $10,072,500, the Company shall issue to holder, without additional consideration therefor, such number of additional shares of Common Stock as shall be determined by the product of multiplying (x) the number of holder's shares of Common Stock held on December 31, 1996 by (y) a quotient. Such quotient is determined by dividing (1) the remainder of (a) 11,850,000 less (b) the Company's 1996 Total Revenue by (2) the Company's 1996 Total Revenue.

     (8)  Sale of Company

     If, prior to the earlier of (a) the effective date of the registration of shares of the Company's Common Stock pursuant to the 1933 Act (provided such number of the Registrable Shares are included therein as will produce on the sale thereof proceeds at

Board of Directors
Midrange Information Systems, Inc.
June ___, 1996
Page 13

least equal to the Offering Amount) or (b) May 31, 2001, the Company or substantially all of its assets shall be sold, the holder shall receive from the consideration paid the greater of (i) his aliquot shares of the consideration determined by a fraction the numerator of which shall be the number of shares of Common Stock held by the holder as of the date of sale of the Company or its assets and the denominator of which shall be the total number of shares of Common Stock issued and outstanding as of the date of sale of the Company or its assets or (ii) the amount that would be due had holder given a Put Notice pursuant to paragraph (6) hereof for all of holder's shares on the date of sale of the Company or its assets.

     (9)  Notices.

     Any notices or other communication required or permitted herein shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested or by reputable overnight courier service (e.g., Federal Express) if to the Company, to the address set forth above, and if to the undersigned, to the address set forth below the undersigned's signature hereto, or to such other addresses as the Company or the undersigned shall designate to the other by notice in writing.

     (10) Successors and Assigns.

     This subscription for Shares and Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives of the undersigned, and to the extent applicable, his spouse or children. This Subscription Agreement may only be assigned by the undersigned Subscriber to an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and then only with the prior written consent of the Company, which consent shall not be unreasonably withheld. For the purposes of this Subscription Agreement, the term "holder" means, where the context so indicates, the subscriber and any permitted assignee thereof.

     (11) Applicable Law.

     Except when an interpretation of federal and/or state securities laws is necessary or such law governs, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (12) Certification with Respect to Federal Dividend and Interest Payments:
          Backed-up Withholding

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 14

     Under penalties of perjury, the undersigned hereby certifies to the Company as follows:

          (a) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

          (b) The undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject' to back-up withholding.

Board of Directors
Midrange Information Systems, Inc.
June __, 1996
Page 15

            IMPORTANT NOTICES TO INVESTORS CONCERNING CERTAIN RISKS

THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND STATE SECURITIES LAWS AND, CONSEQUENTLY, HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. A LEGEND SHALL BE PLACED ON THE CERTIFICATES REPRESENTING THE SHARES HEREBY OFFERED SETTING FORTH THESE RESTRICTIONS. THE COMPANY HAS AGREED TO REGISTER THE SECURITIES OFFERED HEREBY UNDER CERTAIN CIRCUMSTANCES

                                 --------------

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT OTHERWISE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 --------------

THIS OFFERING HAS NOT BEEN REVIEWED BY THE REGULATORY OFFICIALS OF ANY STATE, AND NO SUCH OFFICIAL HAS PASSED ON OR ENDORSED THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR THE COMPANY MATERIALS RELATED HERETO OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Board of Directors
Midrange Information Systems, Inc.
June 24, 1996
Page 16

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement this 24 day of June, 1996.

Subscription: Twenty-one (21) Shares of the Common Stock at $2130.08 per Share for an aggregate of $44,731.68.


by: /s/ STEPHEN F. MAILLARD         ONE ROOSEVELT AVENUE
--------------------------------    ------------------------------------------
Signature of Subscriber)            Residence and/or Business Address


STEPHEN F. MAILLARD                 PORT JEFFERSON STA, NY 11776
--------------------------------    ------------------------------------------
Typed or Printed Name               City            State       Zip Code

NEW YORK
--------------------------------
Subscriber's State of Residence

###-##-####
--------------------------------
     Social Security or Tax
Identification No. of Subscriber

                     ACCEPTED:

                     MIDRANGE INFORMATION SYSTEMS, INC.

                     By: /s/   ILLEGIBLE
                        -------------------------------
                          President

                     DATED:  July  [ILLEGIBLE]
                           -------------------------------